Janus Investment Fund

Janus Henderson Government Money Market Fund

Supplement dated August 30, 2024

to Currently Effective Prospectuses

and Statement of Additional Information (“SAI”)

Janus Henderson Investors US LLC (the “Adviser”) has entered into an arrangement with the American Cancer Society®, whereas, the Adviser will donate from its own resources, an amount representing 50% of the Adviser’s quarterly management fee revenue attributable to Janus Henderson Government Money Market Fund (the “Fund”), net of any fee waivers and/or expense reimbursements, to the American Cancer Society®. To the extent the Fund’s assets exceed $50 billion, the portion of the Adviser’s donation to the American Cancer Society® as a percentage of its quarterly management fee revenue will decrease. The American Cancer Society® has agreed to license the use of its name and trademarks to the Adviser. The Adviser will make annual minimum contributions to the American Cancer Society® of $1 million from 2024 to 2027, and in each year thereafter to the extent the arrangement continues.

The Adviser’s donation may result in a tax benefit for the Adviser, but will not result in a tax benefit for shareholders of the Fund.

As a result of the above, effective September 4, 2024, Class D Shares and Class T Shares (the “Shares”) of the Fund will be renamed American Cancer Society Support – Class D Shares and American Cancer Society Support – Class T Shares, respectively. In addition, the ticker symbols for the Fund’s Shares on the cover page of the Prospectuses, Summary Prospectuses, and SAI will be deleted and replaced with “ACDXX” and “ACTXX” for American Cancer Society Support – Class D Shares and American Cancer Society Support – Class T Shares, respectively.

The American Cancer Society® does not endorse any service or product. Shares of the Fund are not sponsored, endorsed, or promoted by the American Cancer Society®, and the American Cancer Society® is not an investment adviser or service provider to the Fund, Janus Investment Fund, or Adviser.

Please retain this Supplement with your records.